SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  May 7, 1996



                              L&B Financial, Inc.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Texas                      0-27142                     Applied For
- ---------------               -----------               ------------------
(State or other               (Commission                 (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation)


             306 North Davis Street, Sulphur Springs, Texas 75482
         -------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (903) 885-2121


                                Not Applicable
  --------------------------------------------------------------------
     (Former name or former address, if changed since last report)

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Item 5.     Other Events.

      The registrant issued the following press release on May 7, 1996:

            SULPHUR SPRINGS, TEXAS, MAY 8, 1996 - L&B
            Financial, Inc., parent corporation of Loan and Building State Savings Bank, announced today that it is in the preliminary stages of negotiation with a possible acquirer. To date, discussions have been exploratory in nature and have not resulted in a letter of intent or other agreement in principle.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          L&B FINANCIAL, INC.


                                          By: /s/  C. Glynn Lowe
                                             ------------------------
                                              C. Glynn Lowe
                                              President and Chief
                                              Executive Officer


Dated:  May 9, 1996

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